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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and the use of our report dated February 1, 2001, in the Registration Statement (Form S-3 No. 333-92891) and related Prospectus of Verizon South Inc. dated April 10, 2001.

                                                        /s/ Ernst & Young LLP


New York, New York
April 10, 2001